UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2011

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2011

Annual Report

Western Asset High Income Fund II Inc.
(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund II Inc.

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	29

Statement of operations	30

Statements of changes in net assets	31

Statement of cash flows	32

Financial highlights	33

Notes to financial statements	34

Report of independent registered public accounting firm	50

Board approval of management and subadvisory agreements	51

Additional information	58

Annual chief executive officer and chief financial officer certifications	64

Dividend reinvestment plan	65

Important tax information	69

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

While economic data remained mixed, the U.S. economy continued to expand over the twelve months ended April 30, 2011. Beginning in the fourth quarter of 2010 and continuing for most of the remainder of the period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, interest rates generally rose, negatively impacting some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s second estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth in the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during four of the last five months of the reporting period, though it remained elevated. The rate fell to 8.9% in February 2011, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March, but back up to 9.0% in April. While unemployment in the U.S. declined over the course of the reporting period, hiring has yet to rebound as strongly as in previous recoveries. The U.S. Department of Labor reported in May 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and roughly 43% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February, before increasing 3.5% in March and then falling 0.8% in April. At the end of April, the inventory of unsold homes was a 9.2 month supply at the current sales level, versus an 8.3 month supply in March. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $163,700 in April 2011, down 5.0% from April 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting

IV	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty-one consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. The expansion in the manufacturing sector was broad based in April, with seventeen of eighteen industries tracked by the Institute for Supply Management growing during the month.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sharp sell-offs in late May and mid-November 2010 and in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Western Asset High Income Fund II Inc.	V

Fixed-income market review

After a lengthy period of producing strong results, the spread sectors (non-Treasuries) underperformed equal-durationv Treasuries at the start of the reporting period. During May 2010, the spread sectors were negatively impacted by the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While most spread sectors regained their footing during the remainder of the reporting period, others, such as emerging market debt, produced mixed results given uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended April 30, 2011. When the period began, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively. Yields largely declined during much of the next five months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. However, yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April given disappointing first quarter 2011 GDP data. When the period ended on April 30, 2011, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.32%. For the twelve months ended April 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.36%.

The U.S. high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during each month except for May and November 2010, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 13.32% for the twelve months ended April 30, 2011.

Despite several periods of weakness, the emerging market debt asset class generated strong results during the reporting period. Emerging market debt prices weakened in May 2010, due to concerns related to the European debt crisis. The asset class then rallied over the next five months given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. However,

VI	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

from November 2010 through January 2011, investor concerns regarding interest rate hikes in China and unrest in the Middle East and Libya dragged the asset class down. Emerging market debt prices then rallied again in March and April. Over the twelve months ended April 30, 2011, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 9.33%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

May 27, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Income Fund II Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Ryan Brist. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended April 30, 2011, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also

2	Western Asset High Income Fund II Inc. 2011 Annual Report

Fund overview (cont’d)

supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in each case, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 0.97% and 3.69%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing expectations regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)i monetary policy. During the fiscal year, two-year Treasury yields moved as high as 1.00% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On April 30, 2011, yields on two- and ten-year Treasuries were 0.61% and 3.32%, respectively.

The Barclays Capital U.S. Aggregate Indexii returned 5.36% for the twelve months ended April 30, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) returned 13.32%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 14.08% and 12.54%, respectively. Emerging market debt also posted solid results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 9.33% for the twelve months ended April 30, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. While the Fund maintained its lower-quality bias versus the Index, we pared our exposure to certain CCC and below-rated securities to capture profits during the fiscal year. While we maintained an underweight to BB-rated bonds, we increased our allocation, targeting issuers that our research team felt had potential to be upgraded to investment grade.

Given ongoing economic growth, we increased the Fund’s exposure to more cyclical sectors that we felt would be beneficiaries of the expansion. In contrast, we pared the Fund’s allocation to non-cyclicals given our expectation that they would lag their cyclical counterparts.

We actively participated in the new issue market by selectively purchasing high-yield corporate bonds and emerging market debt from a variety of sectors. Toward the end of the fiscal year, we slightly reduced the Fund’s use of leverage. This was done as a defensive measure in the event that there were a pullback in the market given its strong performance during the reporting period.

The Fund employed U.S. Treasury futures during the reporting period to manage its yield curvev positioning

Western Asset High Income Fund II Inc. 2011 Annual Report	3

and durationvi. Currency forwards were utilized to hedge the Fund’s currency exposure. The use of these derivative instruments detracted from performance.

Performance review

For the twelve months ended April 30, 2011, Western Asset High Income Fund II Inc. returned 19.40% based on its net asset value (“NAV”)vii and 14.54% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 13.32% and 9.33%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageviii returned 16.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.05 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2011

Price Per Share	12-Month Total Return*
$9.57 (NAV)	19.40%†
$10.04 (Market Price)	14.54%‡

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions at NAV.

‡  Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, our overweight positions in Sprint Capital Corp., Charter Communications and NXP BV/NXP Funding LLC produced the best results. Wireless service provider Sprint posted improved fundamental results and continued to generate significant free cash flow, which caused its BB-rated unsecured bonds to perform well during the period. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. The company posted solid fundamental results and free cash flow improved over the period. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in their small and medium enterprise and retail data businesses. Additionally, we felt the company was well positioned to benefit from any improvements in household re-formation in the U.S., which did start to show some signs of improvement at the end of the reporting period. NXP BV is a global semiconductor company with operations in more than twenty-five countries. The company’s fundamentals improved along with the global economy. In addition, the company was successful at extending the maturity of its outstanding debt by refinancing at more favorable rates.

4	Western Asset High Income Fund II Inc. 2011 Annual Report

Fund overview (cont’d)

The portfolio’s quality biases also contributed to performance during the period. Relative to the Index, the portfolio’s overweight to CCC-rated securities benefited from improved demand as investors looked to receive higher incremental yield and reduced sensitivity to changes in interest rates. Additionally, our overweight to CCC-rated securities was rewarded given improved corporate fundamentals and lower default rates among high-yield issuers. The Fund’s underweight versus the Index to BB-rated securities was also beneficial as these securities lagged their CCC-rated counterparts.

From a sector perspective, moving from an underweight to an overweight versus the Index in the Information Technology sector was a positive for performance. The sector performed well as the economy showed signs of improvement during the fiscal year. Additionally, the Fund benefited from our decision to move from an underweight to an overweight in the Consumer Cyclicals1 sector. This move was rewarded as cyclical businesses benefited disproportionately from improving fundamentals and macro conditions in the U.S.

Finally, our bias to U.S. high-yield issuers versus emerging market debt was additive to performance given that the U.S. high-yield market outperformed the emerging market debt market during the reporting period. The Fund’s emphasis on U.S. high-yield bonds was based on our belief that U.S. high-yield valuations and fundamentals were more attractive on a risk/reward basis.

Q. What were the leading detractors from performance?

A. A number of individual holdings negatively impacted results and were the largest detractors from relative performance during the period. These included our exposures to issuers Turbo Beta Ltd. and Trico Shipping AS. Turbo Beta, also known as KCA Deutag, is a global onshore and offshore oil drilling company that operates in nearly 100 countries. The company’s bonds performed poorly as investors were concerned about the amount of debt on its balance sheet incurred in a 2008 leveraged buyout. The new private equity owners proved overly optimistic and have been unsuccessful at growing the business into their new capital structure. As a result, bondholders entered into discussions with management in an attempt to restructure the outstanding debt. We believe the recent disruptions in global oil supply, and subsequent increase in price, will be beneficial for Turbo Beta’s business and will aid unsecured lenders in the negotiation process regarding the structuring of its debt. Our senior secured position in Trico Shipping suffered over the year as its parent company, Trico Marine SA, defaulted on an interest payment in May 2010. Trico Marine had been weathering a downturn in its towing supply and sub-sea businesses, as exploration spending by major and national oil companies, their key customers, has been suppressed over the last two years, following the global recession. Trico Shipping subsequently defaulted on an interest payment due in November 2010. Although trading levels are volatile and continue to be

1  Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Western Asset High Income Fund II Inc. 2011 Annual Report	5

influenced by ongoing headlines, with the backing of a strong collateral package on our secured position, expected recoveries are high.

From a sector positioning perspective, having an overweight in Energy was not rewarded as the sector lagged the overall Index during the twelve months ended April 30, 2011. Although we did pare the Fund’s exposure to the sector, lessening the negative impact from our overweight, we remained overweight versus the Index at the end of the fiscal year. Elsewhere, our overweight to the more traditionally defensive Utilities sector also detracted from results, as it was the worst performing corporate sector within the Index during the fiscal year.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 17, 2011

RISKS: As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of April 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of April 30, 2011 were: Consumer Discretionary (24.1%), Industrials (15.2%), Energy (12.5%), Materials (9.5%) and Telecommunication Services (9.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

6	Western Asset High Income Fund II Inc. 2011 Annual Report

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc. 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and April 30, 2011 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

8	Western Asset High Income Fund II Inc. 2011 Annual Report

Spread duration (unaudited)

Economic Exposure — April 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

80% BC US HY 2%,	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIX	—	Western Asset High Income Fund II Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage-Backed Securities
Non-$	—	Non-U.S. Dollar

Western Asset High Income Fund II Inc. 2011 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

80% BC US HY 2%,	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIX	—	Western Asset High Income Fund II Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage-Backed Securities
Non-$	—	Non-U.S. Dollar

10	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.1%
Consumer Discretionary — 20.7%
Auto Components — 0.5%
Allison Transmission Inc., Senior Notes	7.125%	5/15/19	780,000		$793,650	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	3,125,968	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	590,000	EUR	941,604	(a)
Total Auto Components					4,861,222
Automobiles — 0.7%
Escrow GCB General Motors	7.200%	1/15/11	6,185,000		185,550	(d)(f)(n)
Escrow GCB General Motors	8.375%	7/15/33	7,855,000		235,650	(d)(f)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,020,868	(b)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	580,000		615,596	(b)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,270,000		5,453,841	(b)
Total Automobiles					7,511,505
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	3,080,000		3,006,850	(b)
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,694,787	(b)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	1,771,000		1,850,695
Total Diversified Consumer Services					8,552,332
Food & Staples Retailing — 0.1%
American Rock Salt Co., LLC/American Rock Capital Corp., Secured Notes	8.250%	5/1/18	1,060,000		1,075,900	(a)
Hotels, Restaurants & Leisure — 6.7%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	590,000		615,075	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,646,000		6,579,540	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,291,875	(b)
Caesers Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,260,000		1,291,500
CCM Merger Inc., Notes	8.000%	8/1/13	4,430,000		4,441,075	(a)(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	451,000		349,525	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	4,490,000		4,748,175	(a)(b)(c)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	2,985,000		3,238,725	(a)(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	4,320,000		3,920,400
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	2,530,000		2,643,850

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	11

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000	$507	(a)(d)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,370,000	1,421,375	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	2,085,000	2,064,150	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	2,640,000	2,626,800	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	2,330,000	2,533,875	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	710,000	772,125	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	3,520,000	3,458,400	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000	1,033,513	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000	2,492,612	(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,445,000	1,497,381	(a)(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	6,540,000	5,657,100	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000	300,300	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,620,000	3,864,350	(a)(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,370,000	3,968,175	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000	1,839,825	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	1,800,000	1,658,250	(a)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	7,305,000	731	(d)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000	145	(d)(f)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	2,819,000	2,882,427	(a)(g)
Total Hotels, Restaurants & Leisure				69,191,781
Household Durables — 0.3%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	1,980,000	1,118,700	(a)(b)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	2,270,000	2,349,450	(a)(b)
Total Household Durables				3,468,150
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000	3,166,650	(b)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	4,055,000	4,278,025	(a)(b)
Total Internet & Catalog Retail				7,444,675
Media — 6.1%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	2,360,000	2,507,500	(a)(b)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,740,000		$1,894,425	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	380,000		399,950
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,930,000		4,391,775	(b)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	6,115,000		6,313,737	(a)(b)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	5,930,000		6,285,800	(a)(b)
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	960,000		1,077,600	(a)(b)
CMP Susquehanna Corp.	3.443%	5/15/14	254,000		191,666	(a)(e)(f)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,672,500	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		1,973,812	(b)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000		2,186,827	(a)(h)
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	1,050,000		1,081,500	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,800,000		2,870,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	7,000,000		7,577,500	(a)(b)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	2,960,000	EUR	4,767,822	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	2,260,000		2,356,050	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,155,000		1,250,288	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	3,100,000		3,127,125	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,840,000		3,038,800	(a)(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,413,638	(a)(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	5,250,000		5,190,937	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	1,130,000		1,202,038	(b)
Total Media					62,771,290
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	4,770,000		4,603,050	(b)
Specialty Retail — 2.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	5,710,000		5,952,675	(b)
American Greetings Corp., Senior Notes	7.375%	6/1/16	937,000		939,342	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	13

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
American Greetings Corp., Senior Notes	7.375%	6/1/16	390,000		$390,975
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	5,231,793	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		763,800	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,190,000	(b)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	7,020,000		7,265,700	(b)
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	2,750,000		2,983,750	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,800,000		1,863,000	(a)
Total Specialty Retail					27,581,035
Textiles, Apparel & Luxury Goods — 1.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	4,553,056	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	1,930,000		1,983,075	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		791,800	(a)(b)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,471,900	(a)(b)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000		5,972,050
Total Textiles, Apparel & Luxury Goods					17,771,881
Total Consumer Discretionary					214,832,821
Consumer Staples — 1.2%
Food Products — 1.0%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	4,540,000		4,670,525	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	1,690,000		1,778,725	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000		3,031,000	(a)(b)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	514,000		611,660
Total Food Products					10,091,910
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000		1,248,450	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,180,000		1,212,450	(b)
Total Consumer Staples					12,552,810
Energy — 11.9%
Energy Equipment & Services — 2.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	2,225,000		2,358,500	(b)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	3,115,000		3,192,875	(b)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,565,000		3,761,075	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000		3,037,125	(b)

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	2,350,000	$2,438,125	(a)(b)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	6,260,000	7,019,025
Total Energy Equipment & Services				21,806,725
Oil, Gas & Consumable Fuels — 9.8%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,661,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,247,000	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,260,000	2,553,800	(b)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,340,000	1,450,550	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,726,537	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,187,200	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,214,400
Copano Energy LLC, Senior Notes	7.125%	4/1/21	1,560,000	1,602,900
Corral Petroleum Holdings AB, Senior Bonds	15.000%	9/18/11	5,497,882	5,250,477	(a)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,756,000	(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,100,000	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,091,000	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	309,911	(b)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	5,260,000	5,358,625	(b)
James River Escrow Inc., Senior Notes	7.875%	4/1/19	2,630,000	2,768,075	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,080,000	1,206,900	(a)(h)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	490,000	527,362	(a)(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,855,536	(a)(h)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	2,440,000	2,702,300	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,432,250	(a)(h)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000	4,733,400	(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,378,600	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,189,232	(h)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,209,646	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000	376,498
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	3,640,000	3,585,400	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	15

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	$305,600	(a)(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,308,525	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,528,375	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	866,250	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	5,534,000	6,502,450	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	586,975	(b)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	2,800,000	3,003,000
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	5,180,000	5,458,425	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	5,254,925	(b)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,117,500	(b)
TNK-BP Finance SA	6.625%	3/20/17	230,000	247,388	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	304,587	(a)(h)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,589,465	(a)(h)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	228,700	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	2,420,000	2,541,000	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,940,000	2,940,000	(a)
Total Oil, Gas & Consumable Fuels				101,258,664
Total Energy				123,065,389
Financials — 5.9%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,412,057	(b)
Commercial Banks — 1.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,910,000	1,730,494	(b)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000	1,001,525	(a)(b)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,657,888	2,684,467	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	1,876,725	(a)(b)(e)(i)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,300,000	1,338,025	(b)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,762,000	1,825,872	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,670,000	1,596,938	(b)(e)(i)
Total Commercial Banks				12,054,046
Consumer Finance — 1.7%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000	3,962,166	(b)
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,585,150	(b)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,980,000	$2,168,100	(a)(b)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	2,800,000	3,105,525	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,340,000	1,522,970	(b)
Total Consumer Finance				17,343,911
Diversified Financial Services — 2.2%
Bank of America Corp.	8.125%	5/15/18	80,000	86,638	(e)(i)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,550,000	1,782,500	(a)(b)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,346,300	(b)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,840,000	2,960,700	(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,816,588	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	5,931,100	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,060,000	1,183,225	(b)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000	2,232,130	(b)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	2,470,000	2,531,750	(b)
Total Diversified Financial Services				22,870,931
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,785,249	(b)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	670,000	674,158	(a)(e)(i)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	6/30/11	890,000	863,093	(b)(e)(i)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,239,773	(a)(b)
Total Insurance				6,562,273
Total Financials				61,243,218
Health Care — 3.9%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	520,000	577,200	(b)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,400,000	1,562,750	(b)(c)
Total Health Care Equipment & Supplies				2,139,950
Health Care Providers & Services — 3.5%
American Renal Holdings, Senior Notes	9.750%	3/1/16	3,180,000	3,291,300	(a)(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,533,400

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	17

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	9,225,000	$9,467,156
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000	1,174,275	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000	1,094,781	(b)
HCA Inc., Senior Secured Notes	9.625%	11/15/16	5,374,000	5,783,768	(b)(c)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,480,000	1,228,400	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000	2,652,705	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000	1,271,200
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,840,000	5,063,850	(b)(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,425,000	2,546,250	(b)
Total Health Care Providers & Services				36,107,085
Pharmaceuticals — 0.2%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	2,570,000	2,679,225	(a)(b)
Total Health Care				40,926,260
Industrials — 14.5%
Aerospace & Defense — 1.9%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	4,130,000	4,486,212	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,280,000	2,513,700	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,160,000	2,381,400	(b)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	1,670,000	1,766,025	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	1,670,000	1,766,025	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,870,000	2,078,038	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000	4,741,500	(a)
Total Aerospace & Defense				19,732,900
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000	565,000	(a)(h)
Airlines — 2.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,690,000	1,630,850	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,735,085	4,853,462	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,790,000	1,812,375	(a)(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000	8,914,375	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	73,569	75,688
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	2,120,794	2,163,210	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	1,037,064	1,099,287	(b)

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,177,000	$1,268,217	(a)(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,737,000	1,847,734	(a)(b)
Total Airlines				23,665,198
Building Products — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,297,400	788,171	(a)(f)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	4,700,000	4,776,375	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000	2,570,750	(a)(h)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000	1,619,800	(a)(h)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000	872,000	(a)(h)
Total Building Products				10,627,096
Commercial Services & Supplies — 1.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	3,075,000	3,482,437	(b)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000	855,000	(a)(b)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000	5,913,994	(a)(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,260,000	3,480,050	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000	3,187,375	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000	1,696,000	(a)
Total Commercial Services & Supplies				18,614,856
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000	2,764,200	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000	4,741,825	(a)
Total Construction & Engineering				7,506,025
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000	4,538,188	(a)(b)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,840,000	3,166,600	(b)
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000	4,565,925	(a)
Marine — 1.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,180,000	5,400,150
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	1,600,000	1,624,000	(a)(b)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	4,183,371	3,242,112	(a)(d)
Total Marine				10,266,262

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	19

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 2.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,310,000	$3,516,875	(a)(c)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	3,460,000	3,684,900	(a)(b)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000	2,055,790	(b)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	6,215,000	6,914,188	(b)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	182,000	215,670
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	600,000	654,000	(b)
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	4,000,000	4,180,000	(a)(b)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,744,000	4,183,920	(b)
Total Road & Rail				25,405,343
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,280,000	1,356,800	(a)(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,627,031	(b)
Total Trading Companies & Distributors				4,983,831
Transportation — 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	5,840,000	5,781,600	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000	5,812,950	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,460,000	3,615,700	(a)
Total Transportation				15,210,250
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,160,000	1,191,900	(a)(b)
Total Industrials				150,039,374
Information Technology — 4.6%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	5,581,500	(b)
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000	7,347,000	(a)(b)
IT Services — 2.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	3,498,525	3,690,944	(b)(c)
First Data Corp., Senior Notes	5.625%	11/1/11	3,100,000	3,119,375	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	5,810,324	6,100,840	(b)(c)
First Data Corp., Senior Notes	11.250%	3/31/16	1,140,000	1,157,100
First Data Corp., Senior Secured Notes	7.375%	6/15/19	250,000	255,937	(a)
iGATE Corp., Senior Notes	9.000%	5/1/16	4,510,000	4,645,300	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	1,780,000	1,984,700	(a)(b)(g)
Total IT Services				20,954,196
Semiconductors & Semiconductor Equipment — 1.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	1,520,000	1,662,500	(b)
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	1,290,000	1,410,938	(b)(c)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — continued
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	850,000		$981,750	(a)(b)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000		1,772,850	(a)(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	3,430,000		3,695,825	(b)
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	1,398,225		1,464,641	(b)(c)
MEMC Electronic Materials Inc., Senior Notes	7.750%	4/1/19	3,270,000		3,413,062	(a)
Total Semiconductors & Semiconductor Equipment					14,401,566
Total Information Technology					48,284,262
Materials — 9.3%
Chemicals — 1.9%
CF Industries Inc., Senior Notes	7.125%	5/1/20	1,770,000		2,031,075	(b)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,610,000		1,720,688	(b)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		2,363,800	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,673,000	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	3,235,000		3,615,112	(a)(b)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,990,000		2,258,650
Solutia Inc., Senior Notes	8.750%	11/1/17	635,000		705,644	(b)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,260,125	(b)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	1,590,000		1,713,225	(a)(b)
Total Chemicals					19,341,319
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,370,000		3,740,700	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,780,417	(a)(b)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	410,000		414,612	(b)
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	3,880,000		3,913,950	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	4,480,000		4,743,200	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	3,220,000		3,288,425	(a)(b)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	120,000		125,550	(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	3,850,000		4,158,000	(a)(b)(f)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	800,000		864,000	(a)(b)(f)
Total Containers & Packaging					23,028,854
Metals & Mining — 3.7%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	1,860,000		2,032,050	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,056,825	(a)(h)
Evraz Group SA, Notes	8.875%	4/24/13	1,190,000		1,313,522	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	21

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Evraz Group SA, Notes	8.875%	4/24/13	660,000	$726,825	(a)
Evraz Group SA, Notes	8.250%	11/10/15	170,000	189,975	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000	793,900	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000	4,561,375	(a)(g)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000	384,862	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	750,000	795,000	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000	7,714,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,480,000	1,520,700	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	4,410,000	4,950,225
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000	2,429,551	(b)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,220,000	2,871,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000	336,350
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000	2,276,504	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000	1,965,647	(h)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000	2,261,475	(a)(h)
Total Metals & Mining				38,180,286
Paper & Forest Products — 1.5%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000	3,642,112	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	3,220,000	3,220,000	(b)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000	1,236,577	(a)(b)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	1,170,000	1,191,853	(a)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	1,645,000	1,706,688	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	4,240,000	4,536,800
Total Paper & Forest Products				15,534,030
Total Materials				96,084,489
Telecommunication Services — 8.3%
Diversified Telecommunication Services — 4.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000	4,412,100	(a)(h)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000	354,275	(a)(h)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000	97,265	(a)
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	2,430,000	2,442,150	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000	3,473,600	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	4,330,000	4,600,625	(a)(b)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,225,000	4,467,938	(b)

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	710,000		$757,925	(b)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	2,305,000		2,402,963	(b)
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	508,354		515,344	(c)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	533,000	EUR	840,767	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	448,000	EUR	691,756	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,404,700	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,467,086	(a)(h)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		768,250	(a)(b)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		391,875	(a)
West Corp., Senior Notes	8.625%	10/1/18	3,430,000		3,652,950	(a)(b)
West Corp., Senior Notes	7.875%	1/15/19	4,000,000		4,130,000	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,891,350	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,690,000		1,791,400	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,008,897		2,486,010	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,230,000		4,314,600	(a)
Total Diversified Telecommunication Services					50,354,929
Wireless Telecommunication Services — 3.5%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	3,754,000		4,044,935	(a)(b)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,220,000		2,403,150	(b)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,380,000		2,510,900	(b)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	3,235,000		3,433,144	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,500,000		2,409,375	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	10,435,000		11,478,500	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	8,965,000		9,771,850	(a)(h)
Total Wireless Telecommunication Services					36,051,854
Total Telecommunication Services					86,406,783
Utilities — 6.8%
Electric Utilities — 2.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,312,700
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,739,750	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,924,218		1,957,892

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	23

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	6,680,000	$7,281,200	(b)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	8,690,000	8,972,425	(a)
Total Electric Utilities				25,263,967
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	2,397,250	(b)
Independent Power Producers & Energy Traders — 4.1%
AES Corp., Senior Notes	8.000%	10/15/17	331,000	361,618	(b)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	730,000	790,225	(a)(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,030,000	1,094,375	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	7,550,000	8,050,187	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,143,971	(a)(h)
Dynegy Inc., Bonds	7.670%	11/8/16	3,600,000	3,348,000	(b)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,027,000	4,763,083
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,188,048	1,119,735	(c)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	920,000	964,673
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,353,000	3,621,508	(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000	7,503,750	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,845,000	6,049,575	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,607,586	1,800,496	(b)
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,310,000	1,373,863	(b)
Total Independent Power Producers & Energy Traders				41,985,059
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	843,600	(a)(h)
Total Utilities				70,489,876
Total Corporate Bonds & Notes (Cost — $836,885,000)				903,925,282
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $1,167,613)	2.346%	4/20/35	1,877,961	1,515,784	(e)
Collateralized Senior Loans — 2.0%
Consumer Discretionary — 0.9%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	3,500,000	3,753,750	(j)

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	867,000		$876,754	(j)
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	4,000,000		4,265,000	(j)
Total Consumer Discretionary					8,895,504
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	9/21/11	1,482,000		1,482,000	(j)
Information Technology — 0.0%
IT Services — 0.0%
First Data Corp., Term Loan B	4.213%	3/23/18	212,079		198,145	(j)
First Data Corp., Term Loan B2	2.963%	9/24/14	257,218		244,737	(j)
Total Information Technology					442,882
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	2,000,000		2,145,000	(j)
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/17/15	5,873,081		6,078,639	(j)
Total Telecommunication Services					8,223,639
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan B3	3.731 - 3.746%	10/10/14	2,283,729		1,952,588	(j)
Total Collateralized Senior Loans (Cost — $19,987,382)					20,996,613
Convertible Bonds & Notes — 1.3%
Consumer Discretionary — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	7,025,000		7,692,375	(a)(b)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	270,000		282,150	(a)
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	5,960,000		5,118,150	(b)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	880,000		696,300
Total Convertible Bonds & Notes (Cost — $10,755,825)					13,788,975
Sovereign Bonds — 3.4%
Argentina — 0.5%
Republic of Argentina	7.820%	12/31/33	1,939,031	EUR	2,125,277	(e)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	25

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	4,809,113	EUR	$1,026,427	(e)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		100,964
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,334,576	(h)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	119,780
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		801,791
Total Argentina					5,508,815
Brazil — 0.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,117,000	BRL	667,687
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,247,000	BRL	7,556,869
Total Brazil					8,224,556
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		603,900	(h)
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,174,000		1,173,945	(a)(e)(h)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,168,509	(a)(e)(h)
Total India					2,342,454
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,494,483
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	996,123
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	926,573
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		890,488	(a)(h)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,008,625
Total Indonesia					5,316,292
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	4,040,000	PEN	1,500,510
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,111,759	(a)(h)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	1,204,000		1,314,648	(a)(h)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	397,900		464,799	(a)
Total Russia					2,891,206
Turkey — 0.5%
Republic of Turkey, Bonds	7.000%	9/26/16	594,000		683,694	(h)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,998,675	(h)
Republic of Turkey, Senior Notes	7.000%	6/5/20	490,000		564,725	(h)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,269,368	(h)
Total Turkey					5,516,462
Venezuela — 0.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,603,325	(a)(h)

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — continued
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	$801,414	(h)
Total Venezuela				3,404,739
Total Sovereign Bonds (Cost — $32,227,661)				35,308,934

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 1.7%
Automobiles — 0.2%
General Motors Co.			54,638	1,753,326	*
Media — 1.5%
Charter Communications Inc., Class A Shares			275,822	16,256,948	*
Total Consumer Discretionary				18,010,274
Energy — 0.6%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd.			448,908,076	5,140,895	*(g)(m)
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			20,407	572,417	*
Total Energy				5,713,312
Industrials — 0.1%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			399	179,570	*(a)(f)(g)
Nortek Inc.			7,072	304,167	*
Total Industrials				483,737
Materials — 0.1%
Chemicals — 0.1%
LyondellBasell Industries NV, Class A Shares			30,773	1,369,398	*
Total Common Stocks (Cost — $17,099,909)				25,576,721
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Bank of America Corp. (Cost — $6,579,053)	7.250%		6,812	7,111,728
Preferred Stocks — 2.6%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		53,250	1,330,718
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		59,329	593	*(a)(e)
Total Consumer Discretionary				1,331,311

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	27

Western Asset High Income Fund II Inc.

Security	Rate		Face Amount†	Value
Financials — 2.5%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%		168,225	$ 4,263,461	(a)
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		424,100	11,009,636	(e)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		200,800	5,311,160	(e)
Citigroup Capital XIII	7.875%		168,125	4,667,150	(e)
Total Diversified Financial Services				9,978,310
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		84,700	172,788	*
Total Financials				25,424,195
Total Preferred Stocks (Cost — $27,313,238)				26,755,506

		Expiration Date	Warrants
Warrants — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	558,700
Buffets Restaurant Holdings		4/28/14	3,488	35	*(f)(g)
Charter Communications Inc.		11/30/14	4,876	73,140	*
CMP Susquehanna Radio Holdings Co.		3/23/19	67,797	0	*(a)(f)(g)
General Motors Co.		7/10/16	49,671	1,150,870	*
General Motors Co.		7/10/19	49,671	884,138	*
Nortek Inc.		12/7/14	8,427	67,416	*(f)(g)
SemGroup Corp.		11/30/14	21,481	177,218	*(f)
Total Warrants (Cost — $6,324,847)				2,911,517
Total Investments before Short-Term Investments (Cost — $958,340,528)				1,037,891,060

		Maturity Date	Face Amount†
Short-Term Investments — 0.0%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/9/11	3,000	3,000	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.050 - 0.240%	5/9/11	129,000	128,995	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.080 - 0.160%	5/16/11	5,000	4,999	(k)(l)
Total Short-Term Investments (Cost — $136,994)				136,994
Total Investments — 100.0% (Cost — $958,477,522#)				$1,038,028,054

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	The coupon payment on these securities is currently in default as of April 30, 2011.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Illiquid security (unaudited).
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(m)	Restricted security.
(n)	The maturity principal is currently in default as of April 30, 2011.
#	Aggregate cost for federal income tax purposes is $959,478,191.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	29

Statement of assets and liabilities

April 30, 2011

Assets:
Investments, at value (Cost — $958,477,522)	$1,038,028,054
Foreign currency, at value (Cost — $223,845)	230,782
Interest and dividends receivable	22,253,834
Receivable for securities sold	7,852,441
Unrealized appreciation on forward foreign currency contracts	2,414
Prepaid expenses	69,821
Total Assets	1,068,437,346

Liabilities:
Loan payable (Note 5)	190,000,000
Payable for open reverse repurchase agreements (Note 3)	49,718,093
Due to custodian	9,671,632
Payable for securities purchased	9,052,395
Unrealized depreciation on forward foreign currency contracts	1,559,258
Investment management fee payable	687,088
Interest payable (Notes 3 and 5)	163,864
Accrued foreign capital gains tax	46,836
Directors’ fees payable	4,153
Payable to broker — variation margin on open futures contracts	2,383
Accrued expenses	212,569
Total Liabilities	261,118,271
Total Net Assets	$ 807,319,075

Net Assets:
Par value ($0.001 par value; 84,402,312 shares issued and outstanding; 100,000,000 shares authorized)	$ 84,402
Paid-in capital in excess of par value	1,006,988,407
Undistributed net investment income	6,755,072
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(284,299,356)
Net unrealized appreciation on investments, futures contracts and foreign currencies	77,790,550
Total Net Assets	$ 807,319,075

Shares Outstanding	84,402,312

Net Asset Value	$9.57

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2011 Annual Report

Statement of operations

For the Year Ended April 30, 2011

Investment Income:
Interest	$ 94,098,410
Dividends	1,897,461
Less: Foreign taxes withheld	(92,502)
Total Investment Income	95,903,369

Expenses:
Investment management fee (Note 2)	8,075,264
Interest expense (Notes 3 and 5)	3,475,984
Transfer agent fees	168,233
Directors’ fees	157,298
Audit and tax	78,050
Stock exchange listing fees	69,576
Legal fees	67,334
Custody fees	58,564
Shareholder reports	55,479
Insurance	16,333
Miscellaneous expenses	8,620
Total Expenses	12,230,735
Net Investment Income	83,672,634

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	22,660,936
Futures contracts	(784,179)
Foreign currency transactions	(464,018)
Net Realized Gain	21,412,739
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	32,036,478
Futures contracts	(302,875)
Foreign currencies	(1,596,918)
Change in Net Unrealized Appreciation (Depreciation)	30,136,685
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	51,549,424
Increase in Net Assets from Operations	$135,222,058

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	31

Statements of changes in net assets

For the Years Ended April 30,	2011	2010

Operations:
Net investment income	$ 83,672,634	$ 88,734,372
Net realized gain (loss)	21,412,739	(56,903,375)
Change in net unrealized appreciation (depreciation)	30,136,685	299,516,221
Increase in Net Assets From Operations	135,222,058	331,347,218

Distributions to Shareholders From (Note 1):
Net investment income	(87,677,918)	(94,488,329)
Decrease in Net Assets From Distributions to Shareholders	(87,677,918)	(94,488,329)

Fund Share Transactions:
Reinvestment of distributions (945,623 and 1,139,677 shares issued, respectively)	8,652,730	9,305,410
Increase in Net Assets From Fund Share Transactions	8,652,730	9,305,410
Increase in Net Assets	56,196,870	246,164,299

Net Assets:
Beginning of year	751,122,205	504,957,906
End of year*	$807,319,075	$751,122,205
*Includes undistributed net investment income of:	$6,755,072	$9,200,373

See Notes to Financial Statements.

32	Western Asset High Income Fund II Inc. 2011 Annual Report

Statement of cash flows

For the Year Ended April 30, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 83,740,829
Operating expenses paid	(8,723,746)
Interest paid	(3,686,842)
Net sales and maturities of short-term investments	1,902,179
Realized loss on futures contracts	(784,179)
Realized loss on foreign currency transactions	(464,018)
Net change in unrealized depreciation on futures contracts	(302,875)
Net change in unrealized appreciation on foreign currencies	10,738
Purchases of long-term investments	(844,742,789)
Proceeds from disposition of long-term investments	853,600,451
Change in payable to broker — variation margin on open futures contracts	5,461
Change in accrued foreign capital gains tax	36,993
Net Cash Provided By Operating Activities	80,592,202

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(79,025,188)
Cash paid on loan	(6,500,000)
Cash paid on reverse repurchase agreements	(4,885,605)
Net Cash Used By Financing Activities	(90,410,793)
Net Decrease in Cash	(9,818,591)
Cash, beginning of year	377,741
Cash, end of year	$ (9,440,850)

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$135,222,058
Accretion of discount on investments	(14,145,364)
Amortization of premium on investments	1,243,453
Net realized gain from investment transactions	(22,660,936)
Change in net unrealized appreciation from investments	(32,036,478)
Purchases of long-term investments	(844,742,789)
Proceeds from disposition of long-term investments	853,600,451
Net sales and maturities of short-term investments	1,902,179
Decrease in interest and dividends receivable	739,371
Increase in accrued foreign capital gains tax	36,993
Increase in payable for open forward foreign currency contracts	1,607,656
Increase in payable to broker — variation margin on open futures contracts	5,461
Increase in prepaid expenses	(997)
Decrease in interest payable	(210,858)
Increase in accrued expenses	32,002
Total Adjustments	(54,629,856)
Net Cash Flows Provided by Operating Activities	$ 80,592,202

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 8,652,730

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2011 Annual Report	33

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:

	2011[1]	2010[1]	2009[1]	2008[1]	2007[1]

Net asset value, beginning of year	$9.00	$6.13	$10.76	$12.38	$11.74

Income (loss) from operations:
Net investment income	1.00	1.07	1.14	1.05	0.90
Net realized and unrealized gain (loss)	0.62	2.94	(4.64)	(1.69)	0.63
Total income (loss) from operations	1.62	4.01	(3.50)	(0.64)	1.53

Less distributions from:
Net investment income	(1.05)	(1.14)	(1.13)	(0.98)	(0.89)
Total distributions	(1.05)	(1.14)	(1.13)	(0.98)	(0.89)

Net asset value, end of year	$9.57	$9.00	$6.13	$10.76	$12.38

Market price, end of year	$10.04	$9.82	$6.22	$9.90	$11.61
Total Return, Based on NAV[2,3]	19.40%	69.38%	(32.74)%	(5.19)%	13.58%[5]
Total Return, Based on Market Price[4]	14.54%	81.29%	(25.51)%	(6.15)%	25.58%

Net assets, end of year (000s)	$807,319	$751,122	$504,958	$834,813	$960,555

Ratios to average net assets:
Gross expenses	1.61%	2.12%	3.03%	2.94%	1.96%
Gross expenses, excluding interest expense	1.15	1.53	1.60	1.21	1.01
Net expenses[6]	1.61	2.12	3.03	2.94	1.96
Net expenses, excluding interest expense[6]	1.15	1.53	1.60	1.21	1.01
Net investment income	11.03	13.44	15.02	9.25	7.55

Portfolio turnover rate	84%	81%	53%	52%	90%

Supplemental data:
Loans Outstanding, End of Year (000s)	$190,000	$196,500	$161,500	$250,000	$125,000
Asset Coverage for Loan Outstanding	525%	482%	413%	434%	868%
Weighted Average Loan (000s)	$197,170	$169,363	$219,563	$213,320	$125,000
Weighted Average Interest Rate on Loans	1.49%	1.80%	3.00%	5.00%	5.56%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
6	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

34	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

Western Asset High Income Fund II Inc. 2011 Annual Report	35

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$896,481,480	$7,443,802	$903,925,282
Collateralized mortgage obligations	—	1,515,784	—	1,515,784
Collateralized senior loans	—	20,996,613	—	20,996,613
Convertible bonds & notes	—	13,788,975	—	13,788,975
Sovereign bonds	—	35,308,934	—	35,308,934
Common stocks:
Energy	$572,417	—	5,140,895	5,713,312
Industrials	304,167	—	179,570	483,737
Other common stocks	19,379,672	—	—	19,379,672
Convertible preferred stocks	7,111,728	—	—	7,111,728
Preferred stocks:
Consumer discretionary	1,330,718	593	—	1,331,311
Financials	21,160,734	4,263,461	—	25,424,195
Warrants	2,035,008	809,058	67,451	2,911,517
Total long-term investments	$51,894,444	$973,164,898	$12,831,718	$1,037,891,060
Short-term investments†	—	136,994	—	136,994
Total investments	$51,894,444	$973,301,892	$12,831,718	$1,038,028,054
Other financial instruments:
Futures contracts	$391,508	—	—	$391,508
Forward foreign currency contracts	—	$2,414	—	2,414
Total other financial instruments	$391,508	$2,414	—	$393,922
Total	$52,285,952	$973,304,306	$12,831,718	$1,038,421,976

36	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$605,550	—	—	$ 605,550
Forward foreign currency contracts	—	$1,559,258	—	1,559,258
Total	$605,550	$1,559,258	—	$2,164,808

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate
	Bonds &	Common Stocks		Preferred
Investments in Securities	Notes	Energy	Industrials	Stocks	Warrants		Total
Balance as of April 30, 2010	$ 76,200	—	—	$ 59	$21,171		$ 97,430
Accrued premiums/discounts	4,227	—	—	—	—		4,227
Realized gain (loss)[1]	(2,100,000)	—	—	—	(4)		(2,100,004)
Change in unrealized appreciation (depreciation)[2]	2,229,601	$1,190,504	$179,570	534	46,284		3,646,493
Net purchases (sales)	7,425,440	3,950,391	0	—	(0	)*	11,375,831
Transfers into Level 3	—	—	—	—	—		—
Transfers out of Level 3	(191,666)	—	—	(593)	—		(192,259)
Balance as of April 30, 2011	$ 7,443,802	$5,140,895	$179,570	—	$67,451		$12,831,718
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2011[2]	$ 18,362	$1,190,504	$179,570	—	$46,284		$ 1,434,720
*	Value is less than $1.
1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in the net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement

Western Asset High Income Fund II Inc. 2011 Annual Report	37

in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

38	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books

Western Asset High Income Fund II Inc. 2011 Annual Report	39

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

40	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,559,258. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The

Western Asset High Income Fund II Inc. 2011 Annual Report	41

Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of April 30, 2011, there were $46,836 of capital gains tax liabilities accrued on unrealized gains.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$78,206,001	$(78,206,001)
(b)	$1,559,983	(1,559,983)	—
(a)	Reclassifications are primarily due to the expiration of a capital loss carryforward.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities and losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net

42	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$826,431,513	$2,283,772
Sales	851,796,319	2,300,310

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,858,738
Gross unrealized depreciation	(23,308,875)
Net unrealized appreciation	$ 78,549,863

At April 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	65	6/11	$ 7,790,367	$ 8,181,875	$ 391,508

Contracts to Sell:
U.S. Treasury 5-Year Notes	263	6/11	30,551,731	31,157,281	(605,550)
Net unrealized loss on open futures contracts					$(214,042)

At April 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Deutsche Bank AG	115,000	$ 170,262	5/18/11	$ 2,414

Contracts to Sell:
Euro	Citibank, N.A.	1,178,430	1,744,809	5/16/11	(37,594)
Euro	JPMorgan Chase & Co.	1,144,450	1,694,497	5/16/11	(43,285)
Euro	Citibank, N.A.	1,742,359	2,579,633	5/18/11	(205,062)
Euro	UBS AG	8,216,856	12,165,385	5/18/11	(909,690)
Euro	UBS AG	3,550,000	5,255,918	5/18/11	(363,627)
					(1,559,258)
Net unrealized loss on open forward foreign currency contracts					$(1,556,844)

Western Asset High Income Fund II Inc. 2011 Annual Report	43

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$54,043,934	0.907%	$57,575,213

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.450% to 2.500% during the year ended April 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $497,079.

At April 30, 2011, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 1/19/11 bearing 0.500% to be repurchased at $1,090,876 on 5/31/11, collateralized by: $1,396,000, Republic of Argentina, 7.000% due 10/3/15; Market value (including accrued interest) $1,342,052	$1,088,880
Reverse repurchase agreement with Credit Suisse, dated 1/24/11 bearing 0.750% to be repurchased at $1,298,173 on 5/31/11, collateralized by: $1,556,000, Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $1,722,571	1,294,748
Reverse repurchase agreement with Credit Suisse, dated 2/2/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $2,064,000, Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $2,286,720	1,751,510
Reverse repurchase agreement with Credit Suisse, dated 2/11/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $6,067,000, Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) $6,340,511	5,135,109
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,784,000, Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,242,329	1,663,580
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,400,000, GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $1,595,551	1,121,260
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $7,000,000, True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $7,911,154	5,717,600
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,175,000, Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $2,039,532	1,578,965

44	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,860,000, GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $2,119,803	$1,489,674
Reverse repurchase agreement with Credit Suisse, dated 3/30/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,300,000, Novatek Finance Ltd., 6.604% due 2/3/21; Market value (including accrued interest) $2,468,754	1,956,150
Reverse repurchase agreement with Credit Suisse, dated 3/30/11 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $600,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $584,248	433,140
Reverse repurchase agreement with Credit Suisse, dated 2/1/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,000,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $973,747	657,800
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at $932,200 on 5/31/11, collateralized by: $1,204,000, RSHB Capital, 7.175% due 5/16/13; Market value (including accrued interest) $1,354,262	930,210
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000, Vedanta Resources PLC, 8.750% due 1/15/14; Market value (including accrued interest) $2,314,512	1,549,809
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,164,000, Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) $833,971	563,143
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $3,370,000, Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,638,312	1,705,557
Reverse repurchase agreement with JPMorgan Chase & Co., dated 4/5/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,145,000, Petrobras International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,231,609	1,017,905
Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at $535,445 on 5/31/11, collateralized by: $490,000, Republic of Turkey, 7.000% due 6/5/20; Market value (including accrued interest) $578,577	527,730
Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at $641,858 on 5/31/11, collateralized by: $594,000, Republic of Turkey, 7.000% due 9/26/16; Market value (including accrued interest) $687,762	632,610

Western Asset High Income Fund II Inc. 2011 Annual Report	45

Security	Face Amount
Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/25/11 bearing 1.050% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000, RSHB Capital, 6.299% due 5/15/17; Market value (including accrued interest) $1,142,416	$877,233
Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/25/11 bearing 1.050% to be repurchased at an amount and date to be determined, collateralized by: $370,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $361,211	307,100
Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/25/11 bearing 1.150% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000, ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,211,570	953,288
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $495,000, Republic of Colombia, 7.375% due 3/18/19; Market value (including accrued interest) $608,265	550,440
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $825,000, Republic of Indonesia, 6.625% due 2/17/37; Market value (including accrued interest) $901,723	788,287
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,170,000, ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,206,007	1,006,785
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000, LUKOIL International Finance BV, 6.356% due 6/7/17; Market value (including accrued interest) $1,899,085	1,642,600
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $1,100,000, Colbun SA, 6.000% due 1/21/20; Market value (including accrued interest) $1,162,203	1,003,200
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $740,000, Empresas Publicas de Medellin ESP, 7.625% due 7/29/19; Market value (including accrued interest) $857,940	784,770
Reverse repurchase agreement with UBS Securities LLC, dated 2/1/11 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $3,000,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $2,921,240	2,286,000
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $990,000, CSN Resources SA, 6.500% due 7/21/20; Market value (including accrued interest) $1,074,601	971,685

46	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Security	Face Amount

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000, Globo Communicacoes e Participacoes SA, 7.250% due 4/26/22; Market value (including accrued interest) $2,146,981

$ 1,760,000
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $800,000, Rearden G Holdings EINS GmbH, 7.875% due 3/30/20; Market value (including accrued interest) $877,478	736,000
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $500,000, TGI International Ltd., 9.500% due 10/3/17; Market value (including accrued interest) $568,634	487,000
Reverse repurchase agreement with UBS Securities LLC, dated 2/1/11 bearing 0.750% to be repurchased at $1,082,678 on 5/31/11, collateralized by: $1,080,000, KazMunaiGaz Finance Sub BV, 8.375% due 7/2/13; Market value (including accrued interest) $1,236,634	1,080,000
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,220,000, UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $2,547,530	1,976,910
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,390,000, TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $1,604,040	1,426,140
Reverse repurchase agreement with UBS Securities LLC, dated 2/1/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $270,000, TNK-BP Finance SA, 7.500% due 7/18/16; Market value (including accrued interest) $310,349	265,275
Total reverse repurchase agreements (Proceeds — $49,718,093)	$49,718,093

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2011.

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$391,508	—	$391,508
Forward foreign currency contracts	—	$2,414	2,414
Total	$391,508	$2,414	$393,922

Western Asset High Income Fund II Inc. 2011 Annual Report	47

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$605,550	—	$ 605,550
Forward foreign currency contracts	—	$1,559,258	1,559,258
Total	$605,550	$1,559,258	$2,164,808
1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the year. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(784,179)	—	$(784,179)
Forward foreign currency contracts	—	$(100,883)	(100,883)
Total	$(784,179)	$(100,883)	$(885,062)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(302,875)	—	$ (302,875)
Forward foreign currency contracts	—	$(1,607,656)	(1,607,656)
Total	$(302,875)	$(1,607,656)	$(1,910,531)

During the year ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 8,510,320
Futures contracts (to sell)	31,203,207
Forward foreign currency contracts (to buy)	1,208,889
Forward foreign currency contracts (to sell)	13,111,788

48	Western Asset High Income Fund II Inc. 2011 Annual Report

Notes to financial statements (cont’d)

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. Unless renewed, this agreement will terminate on December 14, 2011. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the year ended April 30, 2011 was $2,978,905. For the year ended April 30, 2011, the Fund had an average daily loan balance outstanding of $197,169,863 and the weighted average interest rate was 1.490%. At April 30, 2011, the Fund had $190,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to April 30, 2011

On February 14, 2011, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.0850 per share payable on May 27, 2011 to shareholders of record on May 20, 2011.

On May 16, 2011, the Board declared three distributions, each in the amount of $0.0850 per share, payable on June 24, 2011, July 29, 2011 and August 26, 2011 to shareholders of record on June 17, 2011, July 22, 2011 and August 19, 2011, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$87,677,918	$94,488,329

As of April 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 5,547,453
Capital loss carryforward*	(280,389,270)
Other book/tax temporary differences(a)	(1,701,798)
Unrealized appreciation (depreciation)(b)	76,789,881
Total accumulated earnings (losses) — net	$(199,753,734)

Western Asset High Income Fund II Inc. 2011 Annual Report	49

*  As of April 30, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2016	$ (6,091,329)
4/30/2017	(90,684,793)
4/30/2018	(181,154,391)
4/30/2019	(2,458,757)
$(280,389,270)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

50	Western Asset High Income Fund II Inc. 2011 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund II Inc., including the schedule of investments, as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 17, 2011

Western Asset High Income Fund II Inc.	51

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-End Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-End Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the

52	Western Asset High Income Fund II Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-End Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its

Western Asset High Income Fund II Inc.	53

investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked in the second quintile among the funds in the Performance Universe for that period; the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2010 was ranked in the fourth quintile among the funds in the Performance Universe for that period; and the Fund’s performance for the 10-year period ended June 30, 2010 was ranked in the first quintile, and first, among the funds in the Performance Universe for that period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the Performance Universe funds. The Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team.

54	Western Asset High Income Fund II Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Fund’s performance for each of the 3- and 5-year periods ended June 30, 2010 was worse than the Performance Universe median for that period but its performance was better than the Performance Universe median for each of the 1- and 10-year periods ended such date. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmarks and in absolute terms. In explaining the Fund’s underperformance relative to the other funds in the Performance Universe for the 3- and 5-year periods, the Manager noted, among other things, that the Fund has a lower quality bias which was a detractor from performance in 2008 and early 2009, after which the bias was a positive factor and that the Fund’s sector positioning during those periods had a negative impact as well.

Based on its review of the Fund’s performance, which included consideration of the Manager’s explanation of the Fund’s underperformance for the 3- and 5-year periods ended June 30, 2010, the Fund’s improved relative performance for the 2-year period ended such date and all of the other factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and ten other leveraged high current yield closed-end funds, as classified by Lipper. The Expense Universe funds had average net common share assets ranging from $115.7 million to

Western Asset High Income Fund II Inc.	55

$805.5 million. One of the other funds in the Expense Universe was larger than the Fund and nine funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed, among other things, that the Management Fee, on a contractual basis, was ranked eighth among the eleven funds in the Expense Universe and was worse than the median contractual fee for the Expense Universe. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked eighth among the Expense Universe funds on the basis of common share assets only and ninth on the basis of both common share and leveraged assets and, in each case, was worse than the Expense Universe median. The Lipper Expense Information showed that the Fund’s total expenses, whether on the basis of common share assets only or common share and leveraged assets, were ranked sixth among the Expense Universe funds and were at the Expense Universe median. By way of explanation of the Lipper Expense Information comparisons of the Fund’s contractual and actual Management Fees with those of other Expense Universe funds, the Manager noted that the Fund’s Management Fees were very close to the Expense Universe average and median.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-End Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-End Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

56	Western Asset High Income Fund II Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees did not support a decision against continuation of the Management and Sub-Advisory agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 4 percent over the period covered by the analysis. The Board did not consider profitability to the Manager in providing investment advisory and other services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, extent and overall quality of such services but determined that continued monitoring of the Manager’s profitability would be appropriate.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Western Asset High Income Fund II Inc.	57

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

58	Western Asset High Income Fund II Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset High Income Fund II Inc.	59

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

60	Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	165
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Western Asset High Income Fund II Inc.	61

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

62	Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset High Income Fund II Inc.	63

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†   Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

64	Western Asset High Income Fund II Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Fund II Inc.	65

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases

66	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by

Western Asset High Income Fund II Inc.	67

Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

68	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2011:

Record date:	5/21/10	6/18/10	Monthly	Monthly
			July 2010 -	January 2011 -
Payable date:	5/28/10	6/25/10	December 2010	April 2011
Ordinary income:
Qualified dividend income for individuals	0.51%	0.53%	0.54%	1.58%
Dividends qualifying for the dividends received deduction for corporations	0.35%	0.39%	0.42%	0.85%

Please retain this information for your records.

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Western Asset

High Income Fund II Inc.

Directors	Western Asset High Income Fund II Inc.	Independent registered public accounting
Carol L. Colman	620 Eighth Avenue	firm
Daniel P. Cronin	49th Floor	KPMG LLP
Paolo M. Cucchi	New York, NY 10018	345 Park Avenue
Leslie H. Gelb		New York, NY 10154
R. Jay Gerken, CFA	Investment manager
Chairman	Legg Mason Partners Fund	Legal counsel
William R. Hutchinson	Advisor, LLC	Simpson Thacher & Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadvisers	New York, NY 10017
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd.	HIX
President and Chief Executive
Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
John Chiota	Transfer agent
Identity Theft Protection Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04049 6/11 SR11-1399

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2010 and April 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,600 in 2010 and $71,300 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,200 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the calculations pursuant to the Fund’s Revolving Credit and Security Agreement.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,900 in 2010 and $3,100 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	99 registered investment companies with $153.5 billion in total assets under management	215 Other pooled investment vehicles with $113.9 billion in assets under management*	771 Other accounts with $178.9 billion in total assets under management**

Keith J. Gardner‡	39 registered investment companies with $27.3 billion in total assets under management	6 Other pooled investment vehicles with $1.7 billion in assets under management	1 Other accounts with $0.2 billion in total assets under management

Michael C. Buchanan‡	45 registered investment Companies with $30.9 billion in total assets Under management	8 Other pooled investment vehicles with $3.9 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Ryan K. Brist‡	11 registered investment Companies with $2.4 billion in total assets Under management	4 Other pooled investment vehicles with $6.2 billion in assets under management***	19 Other accounts with $4.5 billion in total assets under management****

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 81 accounts managed, totaling $20.6 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan K. Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	June 23, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset High Income Fund II Inc.

Date:	June 23, 2011